UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2024, S&W Seed Company (the "Company") entered into a Fifth Amendment to the Amended and Restated Loan and Security Agreement (the “CIBC Amendment”) with CIBC Bank USA ("CIBC"), which amended the Amended and Restated Loan and Security Agreement, dated March 22, 2023 (as amended, the "CIBC Loan Agreement"). The CIBC Amendment, effective as of November 29, 2024, among other things:

•
extended the maturity date from November 30, 2024 to December 13, 2024, on the condition that the Company delivers to CIBC an amended letter of credit issued by JPMorgan Chase Bank, N.A. for the account of MFP Partners L.P. (“MFP”), and for the benefit of CIBC (the “Letter of Credit”), that expires no earlier than January 13, 2025; and
•
provided for a fee of $40,000 payable by the Company to CIBC on the date of the CIBC Amendment.

In connection with the CIBC Amendment, on November 27, 2024, the Company entered into a Sixth Amendment to Subordinate Loan and Security Agreement with MFP (the “MFP Amendment”), further amending the Company’s Subordinate Loan and Security Agreement with MFP, dated September 22, 2022 (as amended, the “MFP Loan Agreement”), to extend the maturity date of the letter of credit to January 31, 2025 in order to satisfy the CIBC Amendment condition as discussed above.

Except as modified by the CIBC Amendment and the MFP Amendment, respectively, all terms and conditions of the CIBC Loan Agreement and the MFP Loan Agreement remain in full force and effect.

Item 8.01 Other Events.

On November 29, 2024, the Company received a formal notification from The Nasdaq Stock Market (“Nasdaq”) confirming that the Company has regained compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies submit to the Securities and Exchange Commission on a timely basis all required periodic financial reports. As such, this matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

	By:	/s/ Vanessa Baughman
Vanessa Baughman
Chief Financial Officer
Date: December 2, 2024